UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) May 27, 2008
MICHAEL BAKER CORPORATION

(Exact Name of Registrant as Specified in Its Charter)
Pennsylvania

(State or Other Jurisdiction of Incorporation)

1-6627	25-0927646

(Commission File Number)	(IRS Employer Identification No.)

100 Airside Drive Moon Township, Pennsylvania	15108

(Address of Principal Executive Offices)	(Zip Code)
(412) 269-6300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
Item 2.02. Results of Operations and Financial Condition.
The following information is being furnished pursuant to Item 2.02 of Form 8-K, “Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
On May 27, 2008, Michael Baker Corporation (the “Company”) issued a press release reporting the Company’s preliminary financial results for the three-month period ended March 31, 2008. A copy of the press release is attached to this report as Exhibit 99.1 and incorporated herein by reference.
As indicated in the attached press release, the Company has been advised by the American Stock Exchange (the “Exchange”) that the Company continues to be out of compliance with Sections 134 and 1101 of the Amex Company Guide for failing to timely file with the Securities and Exchange Commission its Annual Report on Form 10-K for 2007, as well as its Form 10-Q for the first quarter of 2008. The Company filed a report on Form 8-K on March 21, 2008 with respect to its failure to comply with the Exchange’s continued listing standards.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
The following exhibit is filed with this report on Form 8-K:

Exhibit No.	Description

99.1	Press release issued May 27, 2008.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICHAEL BAKER CORPORATION
By:	/s/ Craig O. Stuver
Acting Chief Financial Officer

Date: May 29, 2008

EXHIBIT INDEX

Number	Description	Method of Filing

99.1	Press release dated May 27, 2008.	Filed herewith.